Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 39,984.36
Total Fee Amount	39,984.36
Total Transaction Valuation	261,164,964.00
Total Offset Amount	0.00
Net Fee	$ 0.00